UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2015

MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (661) 775-5300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On January 6, 2015, Alfred E. Mann notified our Board of Directors of his decision to resign as our Chief Executive Officer, which resignation became effective on January 9, 2015. Mr. Mann continues to serve as the Chairman of our Board of Directors.

On January 9, 2015, our Board of Directors appointed Hakan S. Edstrom to the position of Chief Executive Officer. Mr. Edstrom concurrently resigned as our Chief Operating Officer but continues to serve as our President. Concurrently with Mr. Edstrom's resignation from the position, our Board of Directors appointed Juergen A. Martens, Ph.D. as our Chief Operating Officer.

Mr. Edstrom, age 64, has been our President and, until his resignation from the position on January 9, 2015, our Chief Operating Officer since April 2001, and has served as one of our directors since December 2001. Mr. Edstrom was with Bausch & Lomb, Inc., a health care product company, from January 1998 to April 2001, advancing to the position of Senior Corporate Vice President and President of Bausch & Lomb, Inc. Americas Region. From 1981 to 1997, Mr. Edstrom was with Pharmacia Corporation, where he held various executive positions, including President and Chief Executive Officer of Pharmacia Ophthalmics Inc. Mr. Edstrom was educated in Sweden and holds a master's degree in Business Administration from the Stockholm School of Economics.

Dr. Martens, age 59, has been our Chief Technology Officer since September 2005. From September 2005 until June 2011, Dr. Martens served as our Corporate Vice President of Technical Operations, and from June 2011 until his appointment as our Chief Operating Officer on January 9, 2015, Dr. Martens served as our Corporate Vice President of Pharmaceutical Development and Technical Operations. From 2000 to August 2005, he was employed by Nektar Therapeutics, most recently as Vice President of Pharmaceutical Technology Development. Previously, he held technical management positions at Aerojet Fine Chemicals from 1998 to 2000 and at FMC Corporation from 1996 to 1998. From 1987 to 1996, Dr. Martens held a variety of management positions with increased responsibility in research and development, plant management, and business process development at Lonza, a global biological product manufacturing company, in Switzerland and in the United States. Dr. Martens holds a bachelor's degree in chemical engineering from the Technical College Mannheim/Germany, a bachelor's and master's degree in Chemistry and a doctorate in Physical Chemistry from the University of Marburg/Germany.

The information called for by Item 5.02(c)(3) of Form 8-K has not been determined as of the date of filing this report.

On January 12, 2015, we issued a press release announcing certain of the management transitions described above, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press release dated January 12, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation (Registrant)
January 12, 2015 (Date)	/s/ DAVID THOMSON, PH.D., J.D. David Thomson, Ph.D., J.D. Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press release dated January 12, 2015